EXHIBIT 23.2



               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS



             We consent to the reference to our firm under the captions "Experts" and "Selected Consolidated Financial and Operating Data" and to the use of our reports dated February 2, 1996 in the Registration Statement on Form S-4 and related Prospectus of Superior Services, Inc. for the registration of 2,500,000 shares of its common stock.


                                                           ERNEST & YOUNG LLP


   Milwaukee, Wisconsin
   June 19, 1996